MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND
                    OF MERRILL LYNCH MUNICIPAL SERIES TRUST

                       Supplement dated July 12, 2002 to
  Prospectus and Statement of Additional Information dated February 14, 2002


     Effective July 15, 2002, Merrill Lynch Municipal Intermediate Term Fund (the "Fund") will offer its Class C shares for initial purchase through Merrill Lynch, certain selected securities dealers and other financial intermediaries. Currently, the Fund's Class C shares may only be acquired by exchange from Class C shares of other Merrill Lynch mutual funds. The other terms and conditions of the Fund's Class C shares, as described in the Fund's current prospectus, remain the same.

     The Fund offers four share classes, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio. Class C shares may not be the best class for you in light of your personal financial goals. When you choose your class of shares you should consider the size of your investment and how long you plan to hold your shares. Your Merrill Lynch Financial Advisor can help you determine which share class is best suited to your personal financial goals.



Code  # MUNI-INT-0702SUP